UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2009

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

Shareholder Proposals and Nominations

On June 2, 2009, the Board of Directors of our Company, Hawthorn Bancshares, Inc., approved an amendment and restatement of our Company's Bylaws, effective immediately. As more fully described in Item 5.03 of this report, this amendment and restatement changed the advance notice requirements that the holders of our common stock must follow as a condition to either making a director nomination or proposing any other business at any annual or special meeting of our shareholders, among other changes to our Bylaws. The discussion provided in this Item is qualified in its entirety by reference to the disclosure set forth under Item 5.03, which is incorporated by reference into this Item 3.03.

Amended and Restated Bylaws

A copy of our Amended and Restated Bylaws, as well as a copy of our Amended and Restated Bylaws that has been marked to show the amendments made, are included as Exhibits 3.1 and 3.2, respectively, to this report and are incorporated by reference herein. The discussion provided in this Item is qualified in its entirety by reference to such Exhibits.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Advance Notice Provisions

On June 2, 2009, the Board of Directors of our Company, Hawthorn Bancshares, Inc., approved an amendment and restatement of our Company's Bylaws, effective immediately.

As a part of the amendment and restatement of our Company's Bylaws approved by our Board of Directors, Article III, Section 3.14, of our Bylaws was amended and restated to clarify and add new requirements to the advance notice requirements that the holders of our common stock must follow as a condition to either making a director nomination or proposing any other business at any annual or special meeting of our shareholders. Among other things, as a result of the amendments:
• Section 3.14(a)(iii) of our Amended and Restated Bylaws now provides the exclusive means for a shareholder to make nominations or submit other business at any meeting of our shareholders, except that Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended, will govern proposals made under that Rule (which Rule provides its own procedural requirements).
• Sections 3.14(b)(i) and (ii) of our Amended and Restated Bylaws set forth the requirements, timing and information required to be provided to our Company about the shareholder proposing business or making a nomination, respectively, as well as the information required to be provided to our Company about any nominee for our Board of Directors made by such shareholder.
• Section 3.14(j) of our Amended and Restated Bylaws requires, among other things, that each person nominated by a shareholder for election or reelection as a director of our Company submit a written questionnaire with respect to the background and qualification of such person and of the person on whose behalf such person is being nominated.
• Subject to certain exceptions, director nominations or any other business cannot be brought before an annual meeting of shareholders unless such nomination or proposal is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of our Board of Directors or by a shareholder entitled to vote who has delivered the required written notice to the Company's Secretary not less than 60 days or more than 90 days prior to the first anniversary of the preceding year's annual meeting. Such notice must comply with the requirements of Section 3.14 of our Amended and Restated Bylaws and any shareholder of our Company desiring to submit a proposal or director nomination should carefully review our Amended and Restated Bylaws to ensure compliance with the applicable provisions. Our Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Shareholder Nominations and Proposals for 2010 Annual Meeting

It is anticipated that our 2010 annual meeting of shareholders will be held on June 1, 2010. For a shareholder proposal to be considered for inclusion in our Company’s proxy statement for the annual meeting next year, our Company's Secretary must receive the written proposal at our principal executive offices no later than December 18, 2009. Each such proposal also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Hawthorn Bancshares, Inc.
132 East High Street
Jefferson City, MO 65101
Attention: Secretary

As a result of the amendment and restatement of our Company's Bylaws, for a shareholder proposal that is not intended to be included in our Company’s proxy statement under Rule 14a-8 with respect to our 2010 annual meeting of shareholders, the shareholder must provide the information required by our Company’s Amended and Restated Bylaws and give timely notice to our Company's Secretary in accordance with our Amended and Restated Bylaws, which, in general, require that the notice be received by the Secretary between:
• the close of business on March 4, 2010 (the 90th day prior to the first anniversary of the preceding year's annual meeting); and
• the close of business on April 3, 2010 (the 60th day prior to the first anniversary of the preceding year's annual meeting), unless, the date of the shareholder meeting is moved more than 30 days before or after June 1, 2010 (the date contemplated in our proxy statement for our 2009 annual meeting), in which case notice of a shareholder proposal that is not intended to be included in our Company’s proxy statement under Rule 14a-8 must be received not later than the close of business on the later of 90 days in advance of such annual meeting or 10 days following the date on which public announcement of the date of the meeting is first made.

Our shareholders may propose director candidates for consideration by our Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Company's Secretary at the address set forth above.
To nominate an individual for election at an annual shareholder meeting, the shareholder must give timely notice to our Company's Secretary in accordance with our Amended and Restated Bylaws, which, in general, require that the notice be received by the Secretary between:
• March 4, 2010 (the 90th day prior to the first anniversary of the preceding year's annual meeting); and
• the close of business on April 3, 2010 (the 60th day prior to the first anniversary of the preceding year's annual meeting), unless, the date of the shareholder meeting is moved more than 30 days before or after June 1, 2010 (the date contemplated in our proxy statement for our 2009 annual meeting), in which case the nomination must be received not later than the close of business on the later of 90 days in advance of such annual meeting or 10 days following the date on which public announcement of the date of the meeting is first made.

Amended and Restated Bylaws

A copy of our Amended and Restated Bylaws, as well as a copy of our Amended and Restated Bylaws that has been marked to show the amendments made, are included as Exhibits 3.1 and 3.2, respectively, to this report and are incorporated by reference herein. The discussion provided in this Item is qualified in its entirety by reference to such Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.1 Amended and Restated Bylaws of Hawthorn Bancshares, Inc. (as adopted June 2, 2009).
3.2 Amended and Restated Bylaws of Hawthorn Bancshares, Inc. (as adopted June 2, 2009), marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8 K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

June 2, 2009	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

3.1	AMENDED AND RESTATED BYLAWS
3.2	Blackline Copy - AMENDED AND RESTATED BYLAWS